SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           July 23, 1996

                                   AMERIHOST PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


         Delaware                      2-90939C                  36-3312434
(State of other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)             Identification No.)



2400 East Devon Avenue, Suite 280 Des Plaines, Illinois                 60018
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (847) 298-4500





          (Former name or former address, if changed since last report)


Item 5.   Other Events.

     The Registrant is filing, as Exhibit 99.1, a press release, dated July 23, 1996, in which the Registrant reporting revenues and earnings for the second quarter 1996.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Description of Document

     99.1 Press release, dated July 23, 1996 reporting revenues and earnings for the second quarter 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERIHOST PROPERTIES, INC.

Date: July 23, 1996           By:  /s/ Michael P. Holtz
                                   Michael P. Holtz
                         Its: President and Chief Executive Officer


                                INDEX TO EXHIBITS

                                                    Page Number
 Number  Description                                In This
                                                    Report

 99.1    Press release dated July 23, 1996
         reporting revenues and earnings for the
         second quarter 1996.